SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 20, 2010

FEDFIRST FINANCIAL CORPORATION
(Exact Name of Registrant as Specified in Its Charter)

United States	0-51153	25-1828028
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

Donner at Sixth Street, Monessen, Pennsylvania 15062
(Address of principal executive offices) (Zip Code)

(724) 684-6800
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01                      Other Events

On July 20, 2010, FedFirst Financial Corporation issued a press release announcing that it intends to seek an extension of time to complete its reorganization from the two-tier mutual holding company structure to the stock holding company structure and to obtain an updated appraisal upon which its pending stock offering is based.  A copy of the press release is filed as Exhibit 99.1 hereto.

Item 9.01                      Exhibits

99.1           Press release dated July 20, 2010.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

FEDFIRST FINANCIAL CORPORATION

Date: July 20, 2010	By:	/s/ Patrick G. O’Brien
	Name:	Patrick G. O’Brien
	Title:	President and Chief Executive Officer